                                                                    Exhibit 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PODS, Inc. (the Company) on Form 10-KSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned, Peter S. Warhurst, Chief Executive Officer of the Company, and Thomas M. Calcaterra, Chief Financial Officer certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Peter S. Warhurst

Peter S. Warhurst
Chief Executive Officer
December 27, 2002

/s/ Thomas M. Calcaterra

Thomas M. Calcaterra
Chief Financial Officer
December 27, 2002